Exhibit 99.1

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2002-2

New Issue Computational Materials

$392,003,000 (approximate +/-10%)

Asset-Backed Certificates,
Series 2002-2

Bear Stearns Asset-Backed Securities, Inc.
Issuer

EMC Mortgage Corporation
Mortgage Loan Seller

Wells Fargo Bank Minnesota, National Association
Master Servicer

All Statistical Information based upon Information as of June 1, 2002

July 19, 2002

BEAR
STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2002-2

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2002-2

Certificate Information to 10% Optional Clean-Up Call

         Certificate        Ratings            CE          Pass-Thru    Window    WAL      Certificate
 Class     Size (1)     Moody's/S&P/Ftc    Levels (1)        Rate       (mos)    (yrs)         Type
 -----------------------------------------------------------------------------------------------------

  A-1     $296,163,000    Aaa/AAA/AAA        24.00% (2)  LIBOR (3)(6)   1-102    2.974        Senior
  A-2      $38,969,000    Aaa/AAA/AAA        14.00% (2)  LIBOR (3)(6)   1-102    2.974     Senior Mezz
  A-IO    Notional (4)    Aaa/AAA/AAA        14.00% (2)      5.00%       N/A     1.227*  NAS IO (30-mos)
  M-1      $18,510,000    Aa2/AA+/AA+         9.25% (2)  LIBOR (5)(6)   38-102   5.606      Subordinate
  M-2      $16,562,000     A2/AA-/A+          5.00% (2)  LIBOR (5)(6)   37-102   5.598      Subordinate
   B       $19,484,000   Baa2/BBB/BBB         0.00% (2)  LIBOR (5)(6)   37-102   5.596      Subordinate
NOTES:	- Prepayment Pricing Speed Assumption is 22% CPR - Certificates are subject to a variance of +/- 10%	- Certificates will be priced to a 10% clean-up call -*Class A-IO duration provided under column WAL

(1)	The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

(2)	Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 0.00% as of the Cut-Off Date. Beginning on the distribution date in September 2002, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 0.50% of the Cut-Off Date unpaid principal balance of the mortgage loans.

(3)	The Pass-Through Rate for the Class A Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin subject to the lesser of a) 11% and b) the Net Rate Cap. The Net Rate Cap will equal a) until the distribution date in January 2005, the weighted average of the net mortgage rates on the mortgage loans adjusted for the interest payable on the Class A-IO Certificates and b) thereafter, the weighted average of the net rates on the mortgage loans. On the first distribution date after the first possible optional termination date, the margin for the Class A Certificates will increase by 2 times.

(4)	The Class A-IO Certificates will not have a class certificate balance and will not be entitled to distributions of principal. The Class A-IO Certificates will accrue interest based on a Notional Amount equal to the lesser of $39,000,000 and the aggregate principal balance of the mortgage loans for the first 30 distribution dates at a fixed rate as shown above.

(5)	The Pass-Through Rate for the Class M-1, Class M-2 and Class B Certificates will be a floating rate based upon One-Month LIBOR plus the respective Margin, subject to the lesser of a) 11% and b) the Net Rate Cap. The Net Rate Cap will equal a) until the distribution date in January 2005, the weighted average of the net mortgage rates on the mortgage loans adjusted for the interest payable on the Class A-IO Certificates and b) thereafter, the weighted average of the net rates on the mortgage loans. On the first distribution date after the first possible optional termination date, the respective margins for the Class M and Class B Certificates will increase by 1.5 times.

(6)	The holders of the Certificates will be entitled to the benefit of a Yield Maintenance Agreement (as described more fully herein) purchased with respect to the fixed-rate mortgage loans. If on a distribution date the amount of interest payable to the Certificates is limited by the Net Rate Cap, the trustee will withdraw from the Yield Maintenance Account an amount equal to the lesser of (a) the excess of the applicable Pass-Through Rate over the rate as so limited by the applicable Net Rate Cap and (b) the amount received under the Yield Maintenance Agreement. The Yield Maintenance Account, Cap Rates, Strike Prices and Counterparty are all further described herein.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2002-2

THE COLLATERAL

-	Conventional, one- to four-family, fixed and adjustable-rate mortgage loans secured by first and second liens on residential mortgage properties as briefly described in the table below.

-	The mortgage loans are serviced by EMC Mortgage Corp (approximately 56%) and Wells Fargo Home Mortgage, Inc. (approximately 44%).

-	The mortgage pool includes approximately 6% of loans that are secured by second or more junior liens.

-	As of the Cut-Off Date, no more than approximately 4% of the mortgage loans will be 31-60 days delinquent.

-	The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Approximately 10% and 4% of the mortgage loans were acquired in a bankruptcy auction of the assets of Superior Bank or United Companies respectively.

-	No more than 5% of the mortgage loans may be subject to special rules, disclosure requirements and other provisions that were added to the federal Truth-in-Lending Act by the Home Ownership and Equity Protection Act of 1994 .

                      Index/        Principal   % of   Gross    WAM    AGE    Oterm   Gross  Curr
   Loan Type          Term          Balance     Pool    WAC    (mos.)  (mos.) (mos.)  Margin  LTV  FICO
--------------------------------------------------------------------------------------------------------

      ARM        1 YR WKLY CMT    $68,005,848  17.3%   7.03%    323     36     359    3.11%   74%   656

      ARM        WSJ 6MO LIBOR    $39,809,997  10.2%   9.69%    343     16     359    6.45%   80%   570

      ARM            OTHER         $6,407,727   1.6%   6.87%    273     84     356    2.75%   75%   634

                  Total ARMs:    $114,223,572  29.1%   7.95%    327     32     359    4.25%   76%   624

Fixed/1st Lien      Balloon       $12,114,550   3.1%  10.44%    90      89     177      --    69%   618

Fixed/2nd Lien      Balloon        $9,194,905   2.3%  12.45%    161     24     185      --    94%   647

Fixed/1st Lien    Full Amort      241,574,391  61.6%   8.18%    297     30     327      --    78%   659

Fixed/2nd Lien    Full Amort       14,895,780   3.8%  12.06%    180     49     224      --    82%   641

                 Total Fixed:    $277,779,626  70.9%   8.63%    278     33     311      --    78%   656

               Total Portfolio:  $392,003,198   100%   8.43%    292     33     325      --    77%   647

All collateral information provided herein has been calculated using information as of
June 1, 2002 and may differ +/-10% from the final characteristics of the mortgage pool as of the Cut-Off Date.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2002-2

SUMMARY OF TERMS

Depositor:	Bear Stearns Asset Backed Securities, Inc.

Mortgage Loan Seller:	EMC Mortgage Corporation

Master Servicer:	Wells Fargo Bank Minnesota, National Association

Servicers:	EMC Mortgage Corp (56%) and Wells Fargo Home Mortgage, Inc. (44%)

Sole Manager:	Bear, Stearns & Co. Inc.

Yield Maintenance Provider:	Bear Stearns Financial Products Inc. ("BSFP"), a subsidiary of the Bear Stearns Companies and an affiliate of Bear, Stearns & Co. Inc. and EMC Mortgage Corporation. BSFP is rated Aaa/AAA by Moody's and S&P, respectively.

Trustee:	Bank One, National Association

Rating Agencies:	Moody's Investors Service, Standard & Poor's Ratings Group and FitchRatings.

Cut-off Date:	July 1, 2002

Settlement Date:	On or about July 30, 2002

Distribution Date:	25th day of each month (or the next business day), commencing August 2002

Optional Call:	10% clean-up call

Registration:	The Certificates will be available in book-entry form through DTC.

Denominations:	The Certificates are issuable in minimum denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

Federal Tax Aspects:	REMIC (one or more)

ERISA Considerations:	The Certificates generally may be purchased by, on behalf of, or with plan assets of, a Plan, if a prohibited transaction class exemption, based on the identity of the fiduciary making the decision to acquire such Certificates on behalf of the Plan or the source of funds for such acquisition, is applicable to the acquisition, holding and transfer of the Certificates.

SMMEA Eligibility:	None of the Certificates will be ‘mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I Advances:	Each servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the related servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Master Servicer will be obligated to back-stop the servicer's obligation.

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the Servicing Fee Rate (ranging from 0.25% to 0.50%) and (2) the Master Servicing Fee Rate (0.01%).

Interest Payments:	On each Distribution Date holders of the Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

The ‘accrual period' for all of the Certificates, other than the Class A-IO Certificates, will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date. The ‘accrual period' for the Class A-IO Certificates will be the calendar month immediately preceding the calendar month in which a Distribution Date occurs.

The trustee will calculate interest on all of the Certificates, other than the Class A-IO Certificates, on an actual/360 basis and for the Class A-IO Certificates on a 30/360 basis.

Principal Payments:	The Class M and B Certificates will not receive any principal payments until after the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A Certificates is equal to zero.

After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Certificates as described under the "Priority of Payments."

Credit Enhancement:	Subordination: Initially, 14.00% for the Class A Certificates, 9.25% for the Class M-1 Certificates, 5.00% for the Class M-2 Certificates and 0.00% for the Class B Certificates.

•	Overcollateralization ("OC")
Initial (% Orig.) OC Target (% Orig.) Stepdown (% Current) OC Floor (% Orig.)	0.00% 0.50% None 0.50%

•	Excess spread, which will initially be equal to approximately [519] bps per annum (before losses), is expected to be available to cover losses and to build OC commencing on the September 2002 Distribution Date.

Interest Distribution Amount:	For any distribution date and each class of offered certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount of such Class immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls to the extent not covered by compensating interest payable by the Master Servicer.

Principal Remittance Amount:	With respect to any distribution date, the principal portion of all scheduled or unscheduled collections received or advanced on each mortgage loan.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2002-2

Principal Distribution Amount:	With respect to any distribution date, the Basis Principal Distribution Amount plus the Extra Principal Distribution Amount.

Basic Principal Distribution Amount:	With respect to any distribution date, the excess of (i) the Principal Remittance Amount for such distribution date over (ii) the Overcollateralization Release Amount, if any, for such distribution date.

Extra Principal Distribution Amount:	With respect to any distribution date, the lesser of (x) the Net Monthly Excess Cash-flow for such distribution date and (y) the Overcollateralization Deficiency Amount for such distribution date.

Net Monthly Excess Cash-flow:	For any distribution date, the excess of (x) the Available Distribution Amount for such distribution date over (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the certificates, (B) the Unpaid Interest Shortfall Amounts for the Class A Certificates and (C) the Principal Distribution Amount.

Stepdown Date:	The earlier to occur of (i) the distribution date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in August 2005 and (y) the first distribution date for which the aggregate Certificate Principal Balance of the Class M and Class B Certificates divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to 28.00%.

Trigger Event:	A ‘Trigger Event,' with respect to each Distribution Date after the Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the Stated Principal Balances of the mortgage loans that are 61 days or more delinquent or are in bankruptcy or foreclosure or are REO properties over the sum of the Stated Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds 50% of the aggregate amount of the Class M and Class B Certificates plus the Overcollateralization Amount.

Priority of Payments:	On each Distribution Date, distributions on the Certificates, to the extent of available funds, will be made according to the following priority:

Interest Distributions:

1)	To the holders of the Class A and Class A-IO Certificates, the related Interest Distribution Amount and related Unpaid Interest Shortfall Amount;

2)	To the holders of the Class M-1, Class M-2 and Class B Certificates, sequentially, the Interest Distribution Amount for each such class;

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2002-2

Principal Distributions: Prior to the Stepdown Date or on which a Trigger Event is in effect

1)	To the holders of the Class A Certificates, until the Certificate Principal Balance of each such class has been reduced to zero, such amount to be distributed to Class A-1 and Class A-2 on a pro-rata basis;

2)	To the holders of the Class M-1, Class M-2 and Class B Certificates, sequentially, until the Certificate Principal Balance of each such class has been reduced to zero;

On or after the Stepdown Date on which a Trigger Event is not in effect

1)	To the holders of the Class A Certificates, the Class A Principal Distribution Amount, until the Certificate Principal Balance of each such class has been reduced to zero, such amount to be distributed to Class A-1 and Class A-2 on a pro-rata basis;

2)	To the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

3)	To the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and

4)	To the holders of the Class B Certificates, the Class B Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

Net Monthly Excess Cashflow:

1)	To the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, payable to such holders as part of the Principal Distribution Amount;

2)	To the holders of the Class M-1 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount and any Allocated Realized Loss Amount, in that order, for such certificates;

3)	To the holders of the Class M-2 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount and any Allocated Realized Loss Amount, in that order, for such certificates;

4)	To the holders of the Class B Certificates, in an amount equal to the Unpaid Interest Shortfall Amount and any Allocated Realized Loss Amount, in that order, for such certificates; and

5)	To the holders of the Class B-IO Certificates and the Class R Certificates, as provided in the pooling and servicing agreement.

Class A Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such distribution date over (y) the positive difference between (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 28.00% and (B) the Current Specified Overcollateralization Percentage.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2002-2

Class M-1 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such distribution date over (y) the positive difference between (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (b) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for such distribution date) and (2) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 18.50% and (B) the Current Specified Overcollateralization Percentage.

Class M-2 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such distribution date over (y) the positive difference between (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (b) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for such distribution date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount for such distribution date) and (3) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 10.00% and (B) the Current Specified Overcollateralization Percentage.

Class B Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class B Certificates immediately prior to such distribution date over (y) the positive difference between (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (b) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for such distribution date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount for such distribution date), (3) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount for such distribution date) and (4) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the Current Specified Overcollateralization Percentage.

Overcollateralization Deficiency Amount:	For any distribution date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such distribution date.

Overcollateralization Release Amount:	For any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2002-2

Overcollateralization Target Amount:	Equal to 0.50% of the Cut-Off Date unpaid principal balance. As of June 1, 2002 the OC Target Amount would have been approximately $1.96 million.

Overcollateralized Amount:	For any distribution date, the amount, if any, by which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate Certificate Principal Balance of the offered certificates (other than the Class A-IO Certificates) as of such distribution date.

Realized Losses:	Any loss on a mortgage loan attributable to the mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

Allocation of Losses:	Any Realized Losses on the mortgage loans will be allocated on any distribution date, first, to Net Monthly Excess Cashflow, second, in reduction of the Overcollateralization Amount, third, to the Class B Certificates, fourth, to the Class M-2 Certificates, fifth, to the Class M-1 Certificates and sixth to the Class A-2 Certificates. The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class A-1 Certificates.

Once Realized Losses have been allocated to the Class B or Class M Certificates, such amounts with respect to such certificates will no longer accrue interest; however, such amounts may be reinstated thereafter to the extent of funds available from Net Monthly Excess Cashflow.

Allocated Realized Loss Amount:	With respect to Class A-2, Class M-1, Class M-2 or Class B Certificates and any distribution date, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous distribution date.

Yield Maintenance Agreement:	The issuer will benefit from a series of interest rate cap payments from the Yield Maintenance Provider pursuant to a yield maintenance agreement purchased with respect to the fixed rate mortgage loans, which is intended to partially mitigate the interest rate risk that could result from the difference between the Formula Rate on the Certificates and the Net WAC Cap Rate (the "Yield Maintenance Agreement").

On each Distribution Date, payments under the Yield Maintenance Agreement will be made on an amount equal to the lesser of (a) the aggregate Principal Balance of the fixed rate mortgage loans as of such Distribution Date and (b) the notional amount schedule based on an amortization schedule applying 18% CPR through February 2011 (assuming no losses or delinquencies), and zero thereafter. It is anticipated that the Yield Maintenance will include the following terms:

                      Notional Balance                 Strike Rate       Months

                      Fixed Rate Loans @ 18% CPR         6.00%            1-30

                      Fixed Rate Loans @ 18% CPR         7.50%           31-103

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2002-2

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF JUNE 1, 2002

Loan Characteristic                                 Fixed Pool             Adjustable Pool                Total Pool

 Expected Pool Balance                            $276,233,062                $113,455,254              $392,003,198
 Average Balance                                       $90,130                    $165,782                  $103,952
 % Conforming Balances                                  73.90%                      57.13%                    69.01%

 WA Gross WAC                                          8.6321%                     7.9499%                   8.4333%
 Range of Gross WAC                         5.5000% - 18.9999%          3.5000% - 14.9999%        3.5000% - 18.9999%
 WA Net WAC (%)                                        8.2595%                     7.5612%                   8.0560%
 WAM (mos)                                                 278                         327                       292
 WA Age (mos)                                               33                          32                        33
 WA Orig. Term (mos)                                       311                         359                       325

Fixed Rate Balloon                                       8.00%                         N/A                     5.44%
Fixed Rate Fully Amortizing                             92.00%                         N/A                    65.43%
Adjustable Rate                                            N/A                     100.00%                    29.13%

 First Lien / Second Lien                      91.33% /  8.67%              99.90% / 0.10%            93.83% / 6.17%

Current Balance
---------------
$0 - $49,999                                            13.69%                       3.07%                    10.60%
$50,000 - $99,999                                       17.32%                      12.33%                    15.87%
$100,000 - $149,999                                     15.17%                      14.29%                    14.91%
$150,000 - $199,999                                     12.23%                      10.13%                    11.62%
$200,000 - $249,999                                      9.42%                      12.36%                    10.28%
$250,000 - $299,999                                      8.50%                       5.72%                     7.69%
$300,000 - $349,999                                      5.51%                      11.44%                     7.23%
$350,000 - $399,999                                      4.41%                       7.77%                     5.39%
$400,000 - $449,999                                      1.83%                       4.50%                     2.61%
$450,000 - $499,999                                      2.22%                       3.32%                     2.54%
$500,000 - $549,999                                      1.89%                       2.29%                     2.01%
$550,000 - $599,999                                      1.85%                       2.03%                     1.90%
$600,000 - $649,999                                      0.89%                       1.63%                     1.10%
$650,000 - $799,999                                      1.62%                       2.55%                     1.89%
$800,000 or above                                        3.45%                       6.56%                     4.37%

Interest Rate
-------------
Up to 5.999%                                             0.64%                      10.79%                     3.60%
6.000% - 6.999%                                         21.03%                      32.03%                    24.23%
7.000% - 7.999%                                         28.11%                      15.92%                    24.56%
8.000% - 8.999%                                         19.26%                      11.63%                    17.04%
9.000% - 9.999%                                          8.44%                      11.80%                     9.42%
10.000% - 10.999%                                        6.22%                       8.99%                     7.02%
11.000% - 11.999%                                        7.00%                       4.98%                     6.42%
12.000% - 12.999%                                        4.81%                       2.18%                     4.04%
13.000% - 13.999%                                        2.85%                       1.64%                     2.50%
14.000% - 14.999%                                        1.35%                       0.04%                     0.97%
15.000% and above                                        0.28%                        ---%                     0.20%

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2002-2

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF JUNE 1, 2002

Loan Characteristic                                Fixed Pool             Adjustable Pool             Total Pool

Age (Months)
------------
0 - 12                                                 43.41%                      52.99%                 46.20%
13 - 24                                                21.58%                      17.00%                 20.24%
25 - 36                                                 4.45%                       5.85%                  4.86%
37 - 48                                                 5.08%                       2.86%                  4.43%
49 - 60                                                 2.05%                       2.03%                  2.05%
61 - 72                                                 3.60%                       1.10%                  2.87%
73 - 84                                                 6.17%                       2.22%                  5.02%
85 - 96                                                 6.13%                       9.67%                  7.16%
97 - 108                                                2.13%                       0.91%                  1.77%
109 and above                                           5.41%                       5.37%                  5.40%

Original Term
-------------
5-15 Years                                             23.51%                       0.32%                 16.75%
16-30 Years                                            76.49%                      99.68%                 83.25%

Credit Score
------------
Weighted Average                                          656                         624                    647
Not Available                                           2.67%                       1.57%                  2.35%
Up to 549                                              14.60%                      26.34%                 18.02%
550 to 599                                             11.81%                      18.60%                 13.79%
600 to 649                                             15.54%                      13.25%                 14.88%
650 to 699                                             21.06%                      15.44%                 19.42%
700 to 749                                             16.80%                      11.66%                 15.30%
750 to 799                                             16.53%                      12.74%                 15.42%
800 and above                                           0.99%                       0.40%                  0.82%

Current CLTV
------------
Weighted Average                                       76.56%                      75.97%                 76.39%
% LTV's > 80%                                          40.56%                      32.00%                 38.07%
% of LTV's > 80% with MI                               22.02%                      15.44%                 20.10%
Insurance

Original CLTV
-------------
Weighted Average                                       78.23%                      76.05%                 77.59%
Up to 10.00%                                            0.01%                       0.02%                  0.01%
10.01 - 20.00%                                          0.35%                       0.03%                  0.26%
20.01% - 30.00%                                         0.99%                       0.28%                  0.78%
30.01% - 40.00%                                         1.26%                       1.86%                  1.43%
40.01% - 50.00%                                         4.17%                       3.30%                  3.92%
50.01% - 60.00%                                         7.28%                       8.28%                  7.57%
60.01% - 70.00%                                        13.02%                      13.64%                 13.20%
70.01% - 80.00%                                        30.22%                      40.59%                 33.24%
80.01% - 90.00%                                        20.19%                      23.13%                 21.04%
90.01% - 100.00%                                       21.11%                       8.58%                 17.46%
100.01% and above                                       0.33%                       0.29%                  1.08%

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2002-2

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF JUNE 1, 2002

Loan Characteristic                                                                                   Total Pool

Occupancy Status
----------------
 Owner Occupied                                        88.14%                       93.00%                89.56%
 Investor Property                                      8.03%                        3.52%                 6.72%
 Second Home                                            3.81%                        3.47%                 3.71%
 Not Available                                          0.02%                         ---%                 0.01%

Loan Purpose
------------
 Purchase Money                                        46.91%                       40.59%                45.07%
 FHA Streamline Refi                                   11.60%                        7.12%                10.30%
 Cash-Out Refi                                         27.15%                       37.85%                30.27%
 Rate/Term Refi                                        12.68%                       13.62%                12.95%
 Other                                                  1.65%                        0.83%                 1.42%

Insurance
---------
 Conventional w/MI                                     22.54%                       15.76%                20.56%
 Conventional w/o MI                                   74.97%                       83.26%                77.39%

Geographic Concentration (> 5%)
-------------------------------
 California                                            23.06%                       31.78%                25.60%
 New Jersey                                             5.66%                        4.94%                 5.45%
 Texas                                                  5.94%                        2.85%                 5.04%
 Florida                                                7.25%                        3.02%                 6.02%
 New York                                               9.92%                        4.13%                 8.23%

Property Type
-------------
 Single Family Detached                                74.86%                       75.52%                75.05%
 Condominium                                            5.48%                        7.26%                 5.73%
 2-4 Family                                             9.64%                        3.89%                 7.97%
 Planned Unit Development                               6.38%                       11.18%                 7.78%
 Mobile/Manufactured Home                               1.23%                        0.95%                 1.15%
 Unknown                                                0.04%                         ---%                 0.02%
 Other                                                  2.36%                        1.19%                 2.03%

Loan Type
---------
 Fixed Rate Balloon                                     8.00%                         ---%                 5.44%
 Fixed Rate Fully Amortizing                           92.00%                         ---%                65.43%
 1-YR CMT                                                ---%                       59.54%                17.32%
 WSJ 6-Month LIBOR                                       ---%                       34.85%                10.16%
 Other                                                   ---%                        5.61%                 1.63%

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2002-2

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                         INFORMATION AS OF JUNE 1, 2002

Loan Characteristic                                Fixed Pool                   Adjustable          Total Pool

Gross Margin
------------
Weighted Average (Arms Only)                                                        4.254%               1.25%
Fixed Rate Mortgage Loans                             100.00%                          N/A              70.87%
Up to 2.999%                                             ---%                       57.68%              87.61%
3.000% - 3.999%                                          ---%                        3.64%               1.06%
4.000% - 4.999%                                          ---%                        3.91%               1.14%
5.000% - 5.999%                                          ---%                        4.53%               1.32%
6.000% - 6.999%                                          ---%                       20.35%               5.93%
7.000% - 7.999%                                          ---%                        5.49%               1.61%
8.000% and above                                         ---%                        4.41%               1.33%

Maximum Interest Rate
---------------------
Weighted Average (Arms Only)                                                       13.586%              13.59%
Fixed Rate Mortgage Loans                             100.00%                          N/A              70.87%
Up to 11.999%                                            ---%                       31.47%              79.98%
12.000% - 12.999%                                        ---%                       17.08%               5.00%
13.000% - 13.999%                                        ---%                        9.34%               2.73%
14.000% - 14.999%                                        ---%                        9.38%               2.73%
15.000% - 15.999%                                        ---%                        9.84%               2.87%
16.000% - 16.999%                                        ---%                       11.42%               3.33%
17.000% - 17.999%                                        ---%                        6.67%               1.95%
18.000% - 18.999%                                        ---%                        3.13%               0.91%
19.000% - 19.999%                                        ---%                        1.60%               0.47%
20.000% and above                                        ---%                        0.09%               0.03%

Months to Next Rate Adjustment
------------------------------
Weighted Average (Arms Only)                                                        25.91%              25.91%
Fixed Rate Mortgage Loans                             100.00%                          N/A              70.78%
0-3                                                      ---%                       18.23%               5.31%
4-7                                                      ---%                       10.70%               3.12%
8-11                                                     ---%                        9.54%               2.78%
12-15                                                    ---%                       13.50%               3.93%
16-19                                                    ---%                        6.21%               1.81%
20-23                                                    ---%                        0.91%               0.27%
24-39                                                    ---%                       13.13%               3.83%
40-43                                                    ---%                        1.69%               0.49%
44-47                                                    ---%                        1.26%               0.37%
48-51                                                    ---%                        7.00%               2.04%
52-55                                                    ---%                        7.75%               2.26%
56-59                                                    ---%                        1.40%               0.41%
68-71                                                    ---%                        0.20%               0.06%
72-75                                                    ---%                        3.18%               0.93%
76-79                                                    ---%                        3.36%               0.98%
80-83                                                    ---%                        0.75%               0.22%
88+                                                      ---%                        1.21%               0.35%

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2002-2

Period       Distribution        Net Rate Cap %      Net Rate Cap %
             Date                Rates Constant      Rates at 11%

   1           25-Aug-02             7.2954             7.2954
   2           25-Sep-02             7.2848            10.7487
   3           25-Oct-02             7.5145            10.9826
   4           25-Nov-02             7.261             10.7287
   5           25-Dec-02             7.3997            11.0504
   6           25-Jan-03             7.1314            10.8138
   7           25-Feb-03             7.1196            10.8016
   8           25-Mar-03             7.869             11.5742
   9           25-Apr-03             7.0951            10.7784
  10           25-May-03             7.3185            11.0088
  11           25-Jun-03             7.0695            10.752
  12           25-Jul-03             7.2904            10.9841
  13           25-Aug-03             7.0201            10.8996
  14           25-Sep-03             7.0062            10.8855
  15           25-Oct-03             7.2247            11.1205
  16           25-Nov-03             6.9701            10.9472
  17           25-Dec-03             7.187             11.1812
  18           25-Jan-04             6.9395            10.9197
  19           25-Feb-04             6.9225            10.9814
  20           25-Mar-04             7.3829            11.4831
  21           25-Apr-04             6.8903            10.9509
  22           25-May-04             7.1028            11.1833
  23           25-Jun-04             6.8567            10.9168
  24           25-Jul-04             7.0673            11.1504
  25           25-Aug-04             6.8215            10.951
  26           25-Sep-04             6.7485            11.0051
  27           25-Oct-04             6.9129            11.389
  28           25-Nov-04             6.6708            11.1138
  29           25-Dec-04             6.8731            10.3133
  30           25-Jan-05             6.6314            10.0417
  31           25-Feb-05             7.5406            11.0161
  32           25-Mar-05             8.3484            11.9375
  33           25-Apr-05             7.5404            11.0179
  34           25-May-05             7.7917            11.3046
  35           25-Jun-05             7.5403            11.0176
  36           25-Jul-05             7.7915            11.3695
  37           25-Aug-05             7.5401            11.1257
  38           25-Sep-05             7.54              11.167
  39           25-Oct-05             7.7912            11.4634
  40           25-Nov-05             7.5397            11.1713
  41           25-Dec-05             7.7909            11.4633
  42           25-Jan-06             7.5313            11.1899
  43           25-Feb-06             7.5311            11.1947
  44           25-Mar-06             8.3379            12.1361
  45           25-Apr-06             7.5308            11.1966
  46           25-May-06             7.7817            11.4895
  47           25-Jun-06             7.5305            11.1964
  48           25-Jul-06             7.6782            11.6684
  49           25-Aug-06             7.4304            11.3704
  50           25-Sep-06             7.4307            11.3752
  51           25-Oct-06             7.6782            11.6774
  52           25-Nov-06             7.4304            11.378
  53           25-Dec-06             7.6778            11.6771
  54           25-Jan-07             7.43              11.3787
  55           25-Feb-07             7.4298            11.3806
  56           25-Mar-07             8.2256            12.3457
  57           25-Apr-07             7.4293            11.3828
  58           25-May-07             7.6767            11.6821
  59           25-Jun-07             7.4289            11.3824
  60           25-Jul-07             7.6762            11.7095
  61           25-Aug-07             7.4283            11.4088
  62           25-Sep-07             7.4281            11.4086
  63           25-Oct-07             7.6754            11.7114
  64           25-Nov-07             7.4275            11.4105
  65           25-Dec-07             7.6747            11.7109
  66           25-Jan-08             7.4268            11.411
  67           25-Feb-08             7.4265            11.4108
  68           25-Mar-08             7.9383            12.0327
  69           25-Apr-08             7.4258            11.4102
  70           25-May-08             7.6729            11.7106
  71           25-Jun-08             7.425             11.4095
  72           25-Jul-08             7.6721            11.7381
  73           25-Aug-08             7.3907            11.4962
  74           25-Sep-08             7.3678            11.5308
  75           25-Oct-08             7.6129            11.8379
  76           25-Nov-08             7.3669            11.5325
  77           25-Dec-08             7.612             11.8372
  78           25-Jan-09             7.366             11.5328
  79           25-Feb-09             7.3655            11.5324
  80           25-Mar-09             8.1541            12.5129
  81           25-Apr-09             7.3645            11.5315
  82           25-May-09             7.6095            11.8363
  83           25-Jun-09             7.3634            11.5306
  84           25-Jul-09             7.6083            11.8638
  85           25-Aug-09             7.3623            11.5602
  86           25-Sep-09             7.3617            11.5647
  87           25-Oct-09             7.6064            11.8733
  88           25-Nov-09             7.3604            11.5662
  89           25-Dec-09             7.6051            11.8723
  90           25-Jan-10             7.3591            11.5662
  91           25-Feb-10             7.3584            11.5657
  92           25-Mar-10             8.146             12.5511
  93           25-Apr-10             7.3569            11.5646
  94           25-May-10             7.6014            11.8708
  95           25-Jun-10             7.3554            11.5634
  96           25-Jul-10             7.5998            11.8824
  97           25-Aug-10             7.3538            11.5776
  98           25-Sep-10             7.3529            11.577
  99           25-Oct-10             7.5971            11.8863
 100           25-Nov-10             7.3512            11.5782
 101           25-Dec-10             7.5953            11.885
 102           25-Jan-11             7.3493            11.5779
 103           25-Feb-11             7.3484             9.2278
 104           25-Mar-11                  0            10.2171

Bear, Stearns & Co. Inc.                BS0702-EM9               July 26, 2002
                                        Sensitivity

               Settle Date: 7/30/2002 US Treasury Curve Date: 7/16/2002

                                   Tranche: A1 (A1)

-----------------------------------------------------------------------------------------------------
            10.00%   18.00%   22.00%   25.00%   30.00%   35.00%   40.00%   45.00%   50.00%
            CPR      CPR      CPR      CPR      CPR      CPR       CPR     CPR      CPR      PREPAY

            1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1M_LIB
            1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1YR_LIB
            2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  1YR_TRES
Price       1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  6M_LIB
            2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  COFI11
              0%        0%       0%       0%       0%       0%       0%       0%       0%    CALL
            6.22     3.86     3.18     2.78     2.25     1.83     1.49     1.18      .97     Avg. Life
-----------------------------------------------------------------------------------------------------
100.000000  2.22     2.23     2.23     2.23     2.23     2.24     2.24     2.23     2.22     Yield
            5.48     3.53     2.95     2.59     2.12     1.74     1.43     1.14      .95     Duration
------------------------------------------------------------------------------------------------------

                                   Tranche: A2 (A2)
-----------------------------------------------------------------------------------------------------

            10.00%   18.00%   22.00%   25.00%   30.00%   35.00%   40.00%   45.00%   50.00%
            CPR      CPR      CPR      CPR      CPR      CPR       CPR     CPR      CPR      PREPAY

            1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1M_LIB
            1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1YR_LIB
            2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  1YR_TRES
Price       1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  6M_LIB
            2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  COFI11
              0%        0%       0%       0%       0%       0%       0%       0%       0%    CALL
            6.22     3.86     3.18     2.78     2.25     1.83     1.49     1.18      .97     Avg. Life
------------------------------------------------------------------------------------------------------

100.000000  2.51     2.52     2.52     2.53     2.53     2.53     2.53     2.51     2.49     Yield
            5.40     3.50     2.92     2.57     2.11     1.73     1.42     1.13      .94     Duration
------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Sterns security evaluations or for pricing purposes.

Bear, Stearns & Co. Inc.                BS0702-EM9               July 26, 2002
                                        Sensitivity

               Settle Date: 7/30/2002 US Treasury Curve Date: 7/16/2002

                                   Tranche: M1 (M1)

-----------------------------------------------------------------------------------------------------
            10.00%   18.00%   22.00%   25.00%   30.00%   35.00%   40.00%   45.00%   50.00%
            CPR      CPR      CPR      CPR      CPR      CPR       CPR     CPR      CPR      PREPAY

            1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1M_LIB
            1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1YR_LIB
            2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  1YR_TRES
Price       1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  6M_LIB
            2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  COFI11
              0%        0%       0%       0%       0%       0%       0%       0%       0%    CALL
           11.68     7.47     6.22     5.57     4.88     4.55     4.52     4.98     4.15     Avg. Life
-----------------------------------------------------------------------------------------------------
100.000000  2.71     2.72     2.73     2.73     2.73     2.73     2.72     2.79     2.80     Yield
            9.69     6.55     5.55     5.03     4.47     4.20     4.20     4.60     3.86     Duration
------------------------------------------------------------------------------------------------------

                                   Tranche: M2 (M2)
-----------------------------------------------------------------------------------------------------

            10.00%   18.00%   22.00%   25.00%   30.00%   35.00%   40.00%   45.00%   50.00%
            CPR      CPR      CPR      CPR      CPR      CPR       CPR     CPR      CPR      PREPAY

            1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1M_LIB
            1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1YR_LIB
            2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  1YR_TRES
Price       1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  6M_LIB
            2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  COFI11
              0%        0%       0%       0%       0%       0%       0%       0%       0%    CALL
           11.68     7.47     6.22     5.55     4.79     4.34     4.11     4.07     4.28     Avg. Life
------------------------------------------------------------------------------------------------------

100.000000  3.45     3.47     3.47     3.48     3.48     3.48     3.47     3.48     3.59     Yield
            9.25     6.34     5.39     4.88     4.29     3.94     3.76     3.73     3.91     Duration
------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Sterns security evaluations or for pricing purposes.

Bear, Stearns & Co. Inc.               BS0702-EM9               July 26, 2002
                                        Sensitivity

               Settle Date: 7/30/2002 US Treasury Curve Date: 7/16/2002

                                   Tranche: B (B)

-----------------------------------------------------------------------------------------------------
            10.00%   18.00%   22.00%   25.00%   30.00%   35.00%   40.00%   45.00%   50.00%
            CPR      CPR      CPR      CPR      CPR      CPR       CPR     CPR      CPR      PREPAY

            1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1M_LIB
            1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1YR_LIB
            2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  1YR_TRES
Price       1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  6M_LIB
            2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  COFI11
              0%        0%       0%       0%       0%       0%       0%       0%       0%    CALL
           11.68     7.48     6.22     5.53     4.73     4.21     3.87     3.67     3.56     Avg. Life
-----------------------------------------------------------------------------------------------------
82.612200   6.48     7.51     8.07     8.48     9.07     9.56     9.93    10.18    10.33     Yield
            8.19     5.65     4.82     4.37     3.84     3.50     3.29     3.16     3.10     Duration
------------------------------------------------------------------------------------------------------

                                   Tranche: IO (AIO)
-----------------------------------------------------------------------------------------------------

            10.00%   18.00%   22.00%   25.00%   30.00%   35.00%   40.00%   45.00%   50.00%
            CPR      CPR      CPR      CPR      CPR      CPR       CPR     CPR      CPR      PREPAY

            1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1M_LIB
            1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1YR_LIB
            2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  1YR_TRES
Price       1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  6M_LIB
            2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  COFI11
              0%        0%       0%       0%       0%       0%       0%       0%       0%    CALL
            2.49     2.49     2.49     2.49     2.49     2.49     2.49     2.49     2.49     Avg. Life
------------------------------------------------------------------------------------------------------

11.412354   4.50     4.50     4.50     4.50     4.50     4.50     4.50     4.50     4.50     Yield
            1.23     1.23     1.23     1.23     1.23     1.23     1.23     1.23     1.23     Duration
------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Sterns security evaluations or for pricing purposes.

Bear, Stearns & Co. Inc.                BS0702-EM9               July 26, 2002
                                        Sensitivity

               Settle Date: 7/30/2002 US Treasury Curve Date: 7/16/2002

                                   Tranche: A1 (A1)

-----------------------------------------------------------------------------------------------------
            10.00%   18.00%   22.00%   25.00%   30.00%   35.00%   40.00%   45.00%   50.00%
            CPR      CPR      CPR      CPR      CPR      CPR       CPR     CPR      CPR      PREPAY

            1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1M_LIB
            1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1YR_LIB
            2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  1YR_TRES
Price       1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  6M_LIB
            2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  COFI11
             10%       10%      10%      10%      10%      10%      10%      10%      10%    CALL
            5.93     3.63     2.97     2.59     2.09     1.70     1.37     1.13      .97     Avg. Life
-----------------------------------------------------------------------------------------------------
100.000000  2.21     2.21     2.21     2.21     2.21     2.21     2.22     2.22     2.22     Yield
            5.29     3.35     2.78     2.44     1.99     1.63     1.33     1.10      .95     Duration
------------------------------------------------------------------------------------------------------

                                   Tranche: A2 (A2)
-----------------------------------------------------------------------------------------------------

            10.00%   18.00%   22.00%   25.00%   30.00%   35.00%   40.00%   45.00%   50.00%
            CPR      CPR      CPR      CPR      CPR      CPR       CPR     CPR      CPR      PREPAY

            1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1M_LIB
            1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1YR_LIB
            2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  1YR_TRES
Price       1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  6M_LIB
            2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  COFI11
             10%       10%      10%      10%      10%      10%      10%      10%      10%    CALL
            5.93     3.63     2.97     2.59     2.09     1.70     1.37     1.13      .97     Avg. Life
------------------------------------------------------------------------------------------------------

100.000000  2.49     2.49     2.49     2.49     2.49     2.49     2.49     2.49     2.49     Yield
            5.22     3.32     2.76     2.42     1.98     1.62     1.32     1.09      .94     Duration
------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Sterns security evaluations or for pricing purposes.

Bear, Stearns & Co. Inc.                BS0702-EM9               July 26, 2002
                                        Sensitivity

               Settle Date: 7/30/2002 US Treasury Curve Date: 7/16/2002

                                   Tranche: M1 (M1)

-----------------------------------------------------------------------------------------------------
            10.00%   18.00%   22.00%   25.00%   30.00%   35.00%   40.00%   45.00%   50.00%
            CPR      CPR      CPR      CPR      CPR      CPR       CPR     CPR      CPR      PREPAY

            1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1M_LIB
            1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1YR_LIB
            2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  1YR_TRES
Price       1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  6M_LIB
            2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  COFI11
             10%       10%      10%      10%      10%      10%      10%      10%      10%    CALL
           10.86     6.77     5.61     5.00     4.41     4.15     4.17     3.74     3.04     Avg. Life
-----------------------------------------------------------------------------------------------------
100.000000  2.69     2.69     2.69     2.70     2.70     2.69     2.69     2.69     2.70     Yield
            9.19     6.05     5.10     4.60     4.10     3.87     3.90     3.51     2.89     Duration
------------------------------------------------------------------------------------------------------

                                   Tranche: M2 (M2)
-----------------------------------------------------------------------------------------------------

            10.00%   18.00%   22.00%   25.00%   30.00%   35.00%   40.00%   45.00%   50.00%
            CPR      CPR      CPR      CPR      CPR      CPR       CPR     CPR      CPR      PREPAY

            1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1M_LIB
            1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1YR_LIB
            2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  1YR_TRES
Price       1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  6M_LIB
            2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  COFI11
             10%       10%      10%      10%      10%      10%      10%      10%      10%    CALL
           10.86     6.77     5.60     4.98     4.32     3.93     3.76     3.68     3.24     Avg. Life
------------------------------------------------------------------------------------------------------

100.000000  3.41     3.41     3.41     3.41     3.42     3.42     3.42     3.41     3.42     Yield
            8.81     5.88     4.97     4.47     3.94     3.62     3.48     3.41     3.02     Duration
------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Sterns security evaluations or for pricing purposes.

Bear, Stearns & Co. Inc.                BS0702-EM9               July 26, 2002
                                        Sensitivity

               Settle Date: 7/30/2002 US Treasury Curve Date: 7/16/2002

                                   Tranche: B (B)

-----------------------------------------------------------------------------------------------------
            10.00%   18.00%   22.00%   25.00%   30.00%   35.00%   40.00%   45.00%   50.00%
            CPR      CPR      CPR      CPR      CPR      CPR       CPR     CPR      CPR      PREPAY

            1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1M_LIB
            1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1YR_LIB
            2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  1YR_TRES
Price       1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  6M_LIB
            2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  COFI11
             10%       10%      10%      10%      10%      10%      10%      10%      10%    CALL
           10.86     6.77     5.60     4.96     4.25     3.80     3.52     3.36     3.20     Avg. Life
-----------------------------------------------------------------------------------------------------
82.612200   6.52     7.64     8.26     8.71     9.35     9.88    10.27    10.53    10.81     Yield
            7.92     5.37     4.56     4.11     3.61     3.28     3.08     2.95     2.82     Duration
------------------------------------------------------------------------------------------------------

                                   Tranche: IO (AIO)
-----------------------------------------------------------------------------------------------------

            10.00%   18.00%   22.00%   25.00%   30.00%   35.00%   40.00%   45.00%   50.00%
            CPR      CPR      CPR      CPR      CPR      CPR       CPR     CPR      CPR      PREPAY

            1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1.84000  1M_LIB
            1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1.93875  1YR_LIB
            2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  2.06400  1YR_TRES
Price       1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  1.91750  6M_LIB
            2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  2.77200  COFI11
             10%       10%      10%      10%      10%      10%      10%      10%      10%    CALL
            2.49     2.49     2.49     2.49     2.49     2.49     2.49     2.49     2.49     Avg. Life
------------------------------------------------------------------------------------------------------

11.412354   4.50     4.50     4.50     4.50     4.50     4.50     4.50     4.50     4.50     Yield
            1.23     1.23     1.23     1.23     1.23     1.23     1.23     1.23     1.23     Duration
------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.